Exhibit 2.1

SECURITIES EXCHANGE AGREEMENT

by and among

R SQUARED TECHNOLOGIES, INC. (“R2”)

and

the SECURITYHOLDERS OF R2,

on the one hand; and

OMNI SHRIMP, INC. (“Pubco”),

on the other hand January 11, 2019

SECURITIES EXCHANGE AGREEMENT

This Securities Exchange Agreement, dated as of January 11, 2019 (this “Agreement”), is made and entered into by and among R SQUARED TECHNOLOGIES INC., a Delaware corporation (“R2”), and the shareholders, noteholders and warrantholders of R2 executing this Agreement (each a “Shareholder” and collectively, “Shareholders”), on the one hand; and OMNI SHRIMP, INC., a Nevada corporation (“Pubco”), on the other hand.

RECITALS

WHEREAS, on December 30, 2018, the Board of Directors of Pubco adopted resolutions approving Pubco’s acquisition of the equity interests of R2 held by the Shareholders (the “Acquisition”) by means of a share exchange with the Shareholders, upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Shareholders own all of the outstanding equity interests of R2, consisting of 17,850,000 shares of stock (the “R2 Shares”) and warrants to purchase 1,500,000 shares of stock (the “R2 Warrants”; together with the R2 Shares, the “R2 Equity Interests”);

WHEREAS, certain of the Shareholders (the “Noteholders”) own promissory notes of R2 in the principal amount, together with accrued interest through the date hereof, aggregating approximately

$964,000 (the “R2 Notes”; together with the R2 Equity Interests, the “R2 Securities”);

WHEREAS, upon consummation of the transactions contemplated by this Agreement and subject to the terms hereof, R2 will become a 100% wholly-owned subsidiary of Pubco, the R2 Shares will be exchanged for Pubco preferred Stock, the R2 Warrants will be exchanged for Pubco Warrants and the R2 Notes will be exchanged for Pubco notes; and

WHEREAS, it is intended that the terms and conditions of this Agreement comply in all respects with Section 368(a)(1)(B) and/or Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations corresponding thereto, so that the Acquisition shall qualify as a tax free reorganization under the Code, and it is intended that this share exchange transaction shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended and in effect on the date of this Agreement.

AGREEMENT

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

THE ACQUISITION

1.1                The Acquisition. Upon the terms and subject to the conditions hereof, at the Closing (as hereinafter defined) the parties shall do the following:

(a)                The Shareholders will sell, convey, assign, transfer to Pubco certificates representing the R2 Shares held by the Shareholders, which in the aggregate shall constitute 100% of the issued and outstanding equity interests of R2, accompanied by properly executed and authenticated stock powers or instrument of like tenor.

(b)                  In exchange for the R2 Shares, Pubco shall issue to the Shareholders on a pro rata basis the following shares of Pubco preferred stock (collectively, the “Issuable Shares”): (i) an aggregate of Ten Million Six Hundred Fifty Thousand (10,650,000) new and duly issued, fully paid and non- assessable shares of Pubco Series F Preferred Stock, par value $0.001 (the “Series F Preferred Stock”) described in the Series F Certificate of Designation, annexed hereto as Exhibit A, and (ii) an aggregate of Seven Million Two Hundred Thousand (7,200,000) new and duly issued, fully paid and non-assessable shares of Pubco Series G Preferred Stock, par value $0.001 (the “Series G Preferred Stock”) described in the Series G Certificate of Designation, annexed hereto as Exhibit B, each such Series convertible into Pubco common stock, par value $.001 (“Pubco Common Stock”). The Issuable Shares shall be convertible in the aggregate into a number of shares of Pubco Common Stock representing approximately 95% of the shares of Pubco Common Stock outstanding on a fully diluted basis immediately after conversion, subject to adjustment as described in the Series F and Series G Certificates of Designation. Simultaneously, certain convertible debt of Pubco shall be modified pursuant to the terms of the Note Amendment/Transfer Agreement referenced in Section 6.12.

(c)                The Noteholders and Shareholders owning R2 Warrants (the “Warrantholders”) will sell, convey, assign and transfer to Pubco their respective R2 Notes and R2 Warrants, accompanied by properly executed and authenticated transfer powers or instrument of like tenor. In exchange for the R2 Notes and R2 Warrants, Pubco shall issue (i) to the Noteholders on a pro rata basis convertible promissory notes, substantially in the form of Exhibit C annexed hereto, in an aggregate principal amount equal to the principal amount of the R2 Notes plus accrued and unpaid interest thereon (the “Issuable Notes”) and (ii) to the Warrantholders on a pro rata basis warrants, substantially in the form of Exhibit D annexed hereto (the “Issuable Warrants”), to purchase an aggregate number of shares of Common Stock of Pubco equal to the number of shares of R2 stock underlying the R2 Warrants.

(d)               In order to effectuate the Put Right described in Section 6.14, the certificates representing the R2 Securities and accompanying transfer instruments shall be delivered by the holders thereof as provided in Section 1.3(a) and shall not be immediately cancelled but instead shall be held by the Exchange Agent (as defined in Section 1.3(a)) and released and transferred either to Pubco or the Shareholders in accordance with Section 6.14 or as otherwise directed in writing jointly executed by Pubco, R2 and the Shareholders affected thereby.

1.2                Closing Date. The closing of the Acquisition (the “Closing”) shall take place on January 9, 2019 or as soon as practicable after the satisfaction or waiver of the conditions to Closing set forth in Article 7, or on such other date as may be mutually agreed upon by the parties. Such date is referred to herein as the “Closing Date.”

1.3	Surrender and Exchange of Certificates.

(a)                At the Closing, (i) Pubco shall deliver to R2’s counsel or such other person as the parties shall jointly designate in writing, who shall act as exchange agent for the benefit of the Shareholders (the “Exchange Agent”), certificates representing the Issuable Shares, Issuable Warrants and Issuable Notes (collectively, “Issuable Securities”) registered in the names of the Shareholders and for the number and kind of Issuable Securities set forth on Schedule 1.3(a)(i) hereto and (ii) each Shareholder shall deliver to the Exchange Agent certificates representing the R2 Shares, R2 Notes and R2 Warrants owned by such Shareholder as set forth on Schedule 1.3(a)(ii) (which Schedule shall also indicate accrued interest on the R2 Notes), accompanied by properly executed and authenticated stock powers or instrument of like tenor.

(b)                  Unless earlier released upon exercise of the Put Right in accordance with Section 6.14, promptly following the Put Expiration Date, the Exchange Agent shall deliver (i) the Issuable

Securities to the Shareholders (or their transferees, if any) in accordance with the allocations set forth on Schedule 1.3(a)(i) and (ii) the R2 Securities, together with all stock powers or instruments of like tenor deposited by the Shareholders with the Exchange Agent, to Pubco.

(c)                Pending release by the Exchange Agent of the Issuable Securities and R2 Shares in accordance with the terms of this Agreement, (i) the registered owners of the Issuable Securities shall be entitled to exercise all voting and other rights of ownership with respect to the Issuable Securities and Pubco shall be entitled to exercise all voting and other rights of ownership with respect to the R2 Shares and (ii) the registered owners of the R2 Notes and R2 Warrants shall not be permitted exercise, convert or enforce the same.

1.4                Taking of Necessary Action; Further Action. If, at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, the Shareholders, R2, and/or Pubco (as applicable) shall take all such lawful and necessary action.

1.5                Certain Definitions. The following capitalized terms as used in this Agreement shall have the respective definitions:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Best Knowledge” means the actual knowledge, after due investigation and inquiry, of the officers, directors or advisors of the referenced party.

“Charter Documents” shall have the meaning ascribed to such term in Section 4.1.

“Claim Notice” shall have the meaning ascribed to such term in Section 5.3(a).

“Closing” shall have the meaning ascribed to such term in Section 1.2.

“Common Stock Equivalents” means any securities of Pubco or of any subsidiary of Pubco which would entitle the holder thereof to acquire at any time Pubco Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive Pubco Common Stock.

“Contract” means any contract, lease, license, indenture, note, bond, agreement, permit, concession, franchise or other instrument.

“Enforceability Exceptions” shall have the meaning ascribed to such term in Section 4.3.

“ERISA” means the Employee Retirement Income Security Act of 1974 or any successor law and the regulations and rules issued pursuant to that act or any successor law.

“Evaluation Date” shall have the meaning ascribed to such term in Section 4.16.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agent” shall have the meaning ascribed to such term in Section 1.3.

“Exercise Notice” shall have the meaning ascribed to such term in Section 6.14.

“Financial Statements” shall have the meaning ascribed to such term in Section 4.7.

“FINRA” means the Financial Industry Regulatory Authority.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Authority” means: (a) the government of the United States: (b) the government of any foreign country; (c) the government of any state or political subdivision of the government of the United States or the government of any foreign country; or (d) any entity, body or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government which shall include, without limitation, the SEC and FINRA.

“Indemnified Party” shall have the meaning ascribed to such term in Section 5.3.

“Indemnifying Party” shall have the meaning ascribed to such term in Section 5.3.

“Intellectual Property” shall have the meaning ascribed to such term in Section 2.8.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 2.8.

“Issuable Notes” shall have the meaning ascribed to such term in Section 1.1(c).

“Issuable Shares” shall have the meaning ascribed to such term in Section 1.1(b).

“Issuable Warrants” shall have the meaning ascribed to such term in Section 1.1(c).

“Knowledge” means the actual knowledge of the officers, directors or advisors of the referenced party.

“Liabilities” means any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Majority Shareholder” shall have the meaning ascribed to such term in Section 6.14.

“Material Adverse Effect” means an adverse effect on either referenced party or the combined entity resulting from the consummation of the transaction contemplated by this Agreement, or on the financial condition, results of operations or business, before or after the consummation of the transaction contemplated in this Agreement, which as a whole is or would be considered material to an investor in the securities of Pubco.

“Material Conflict” shall have the meaning ascribed to such term in Section 5.3(a).

“Money Laundering Laws” shall have the meaning ascribed to such term in Section 2.25.

“Note Amendment/Transfer Agreement” shall have the meaning ascribed to such term in Section 6.12.

“Notice Period” shall have the meaning ascribed to such term in Section 5.3(a).

“Person” means any individual, corporation, partnership, joint venture, trust, business association, organization, governmental authority or other entity.

“Pubco Common Stock” shall have the meaning ascribed to such term in Section 1.1(b).

Section 4.14.

“Pubco Intellectual Property Rights” shall have the meaning ascribed to such term in

Stock.

“Pubco Preferred Stock” shall mean the Series F Preferred Stock and the Series G Preferred

“Pubco SEC Filings” shall mean all documents, statements, proxy materials, information statements and current and periodic reports filed or required to have been filed by Pubco at any time on or after January 1, 2016 including, without limitation, all reports on Forms 10-K, 10-Q and Form 8-K, in each case in full compliance with applicable requirements.

“Put Expiration Date” shall have the meaning ascribed to such term in Section 6.14.

“Put Right” shall have the meaning ascribed to such term in Section 6.14.

“R2 Accounting Date” shall have the meaning ascribed to such term in Section 2.7.

“R2 Financial Statements” shall have the meaning ascribed to such term in Section 2.7.

“R2 Securities” shall have the meaning ascribed to such term in the Recitals.

“Registration Expenses” shall have the meaning ascribed to such term in Section 6.15.

“Required Approvals” shall have the meaning ascribed to such term in Section 4.4.

“Securities Act” means the Securities Act of 1933, as amended.

“SEC” means the United States Securities & Exchange Commission.

“SEC Reports” shall have the meaning ascribed to such term in Section 4.7.

“Selling Expenses” shall have the meaning ascribed to such term in Section 6.15.

“Series F Certificate of Designation” shall mean Pubco’s Certificate of Designation of Series F Preferred Stock, par value $0.001, annexed as Exhibit A hereto.

“Series G Certificate of Designation” shall mean Pubco’s Certificate of Designation of Series F Preferred Stock, par value $0.001, annexed as Exhibit B hereto.

“Tax Returns” means all federal, state, local and foreign returns, estimates, information statements and reports relating to Taxes.

“Tax” or “Taxes” means any and all applicable central, federal, provincial, state, local, municipal and foreign taxes, including, without limitation, gross receipts, income, profits, sales, use, occupation, value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, assessments, governmental charges and duties together with all interest, penalties and additions imposed with respect to any such amounts and any obligations under any agreements or arrangements with any other person with respect to any such amounts and including any liability of a predecessor entity for any such amounts.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means the following markets or exchanges on which Pubco Common Stock is listed or quoted for trading on the date in question: the NYSE MKT LLC, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQB, OTCQX or OTC Pink Marketplace operated or maintained by the OTC Markets Group, Inc. or the OTC Bulletin Board.

Acquisition.

“Transaction” means the transactions contemplated by this Agreement, including the

7.1(a)(v).

“Transaction Documents” shall have the meaning ascribed to such term in Section

“Triggering Event” shall have the meaning ascribed to such term in Section 6.14.

“Underlying Shares” means the common stock or other securities of Pubco issuable upon conversion of the Issuable Shares and Issuable Notes and exercise of the Issuable Warrants.

“United States” means and includes the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

“Warrantholders” shall have the meaning ascribed to such term in Section 1.1(c).

1.6                Tax Consequences. It is intended that the terms and conditions of this Agreement comply in all respects with Section 368(a)(1)(B) and/or Section 351 of the Code and the regulations corresponding thereto, so that the Acquisition shall qualify as a tax-free reorganization under the Code. Each party hereto is required to obtain his or its own tax advice with respect to the tax nature of the Transaction.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF R2

Except as otherwise disclosed herein or in the R2 disclosure schedule attached hereto, R2 hereby represents and warrants to Pubco as of the date hereof and as of the Closing Date (unless otherwise indicated), as follows:

2.1                Organization. R2 has been duly incorporated, validly exists as a corporation, and is in good standing under the laws of its jurisdiction of incorporation, and has the requisite power to carry on its business as now conducted.

2.2	Capitalization. The authorized capital stock of R2 consists of 20,000,000 shares, par value

$.0001 per share, of stock, undesignated as to class or series, not more than 17,850,000 of which shares shall be issued and outstanding immediately prior to the Closing. All of the issued and outstanding shares of capital stock of R2, as of the Closing, are duly authorized, validly issued, fully paid, non-assessable and were issued free of preemptive rights. There are no voting trusts or any other agreements or understandings with respect to the voting of R2’s capital stock. Except as set forth in the preceding sentence, no other class of capital stock of R2 is authorized, issued, reserved for issuance or outstanding. Except for the R2 Notes and R2 Warrants, there are no authorized or outstanding options, warrants, calls, rights, convertible securities, commitments or agreements of any character by which R2 is obligated to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of capital stock or other securities of R2. There are no outstanding contractual obligations (contingent or otherwise) of R2 to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, R2.

2.3	Subsidiaries. R2 has no direct or indirect subsidiaries.

2.4                Certain Corporate Matters. R2 is duly qualified to do business in each jurisdiction in which the ownership of its property or the conduct of its business requires it to be so qualified, except where the failure to be so qualified would not have a Material Adverse Effect on R2’s financial condition, results of operations or business. R2 has full corporate power and authority and all authorizations, licenses and permits necessary to carry on the business in which it is engaged and to own and use the properties owned and used by it.

2.5                Authority. R2 has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by R2 have been duly authorized by R2’s Board of Directors and no other actions on the part of R2 are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by R2 and constitutes a valid and binding agreement, enforceable against R2 in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

2.6                Consents and Approvals; No Violations. Except for applicable requirements, if any, of federal securities laws and state securities or blue-sky laws, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by R2 of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by R2 nor the consummation by R2 of the transactions contemplated hereby, nor compliance by R2 with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the charter or bylaws of R2, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, Contract, agreement or other instrument or obligation to which R2 is a party or by which any of R2’s properties or assets may be bound, or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to R2 or any of its properties or assets, except in the case of clauses (b) and (c) for violations, breaches or defaults which are not in the aggregate material to R2 taken as a whole.

2.7                Financial Statements. R2 has delivered to Pubco (i) an unaudited balance sheet as of June 30, 2018 (the “R2 Accounting Date”) and the related unaudited statements of income or operations and cash flows of R2 for the six months then ended and (ii) an unaudited balance sheet as of December 31, 2017 and the related unaudited statements of income or operations and cash flows of R2 for the period from June 22, 2017 (inception) through December 31, 2017 (the items in clauses “(i)” and “(ii)”, collectively, the “R2 Financial Statements”). Except as set forth on Schedule 2.7, the R2 Financial Statements fairly present in all material respects the financial condition and operating results of R2 as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the R2 Financial

Statements or in Schedule 2.7, R2 has no material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the R2 Accounting Date; (ii) obligations under contracts and commitments incurred in the ordinary course of business; which, in all such cases, individually and in the aggregate would not reasonably be expected to have a Material Adverse Effect.

2.8                Intellectual Property. R2 owns, is licensed or otherwise possesses legally enforceable rights to use, license and exploit all issued patents, copyrights, trademarks, service marks, trade names, trade secrets, and registered domain names and all applications for registration therefor (collectively, the “Intellectual Property Rights”) and all computer programs and other computer software, databases, know- how, proprietary technology, formulae, and development tools, together with all goodwill related to any of the foregoing (collectively, the “Intellectual Property”), in each case as is necessary to conduct its business as presently conducted, the absence of which would be considered reasonably likely to result in a Material Adverse Effect.

2.9                Litigation. There are no actions, suits, arbitrations, regulatory proceedings or other litigation, proceedings or governmental investigations pending or, to the Knowledge of R2, threatened against R2 or any of its officers or directors in their capacity as such, or any of its properties or businesses, and R2 has no Knowledge of any facts or circumstances which may reasonably be likely to give rise to any of the foregoing. R2 is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other Governmental Authority. R2 has not entered into any agreement to settle or compromise any proceeding pending or threatened in writing against it which has involved any obligation for which R2 has any continuing obligation. There are no claims, actions, suits, proceedings, or investigations pending or, to the Knowledge of R2, threatened by or against R2 with respect to this Agreement, or in connection with the transactions contemplated hereby, and R2 has no reason to believe there is a valid basis for any such claim, action, suit, proceeding or investigation.

2.10                Legal Compliance. To the Best Knowledge of R2, no claim has been filed against R2 alleging a violation of any applicable laws and regulations of foreign, federal, state and local governments and all agencies thereof. R2 holds all of the material permits, licenses, certificates or other authorizations of foreign, federal, state or local governmental agencies required for the conduct of R2’s business as presently conducted.

2.11                Contracts. Except as disclosed in Schedule 2.11 of the disclosure schedules hereto, there are no Contracts to which R2 is a party or by which it or any of its properties or assets are bound that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of R2. Except as disclosed in Schedule 2.11, R2 is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which R2 is a party or by which R2 or any of R2’s properties or assets are bound, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as disclosed in Schedule 2.11, each of the Contracts disclosed in Schedule 2.11 is now, and will be at Closing, in full force and effect in accordance with its respective terms.

2.12	Material Changes. Except as disclosed on Schedule 2.12, Since the R2 Accounting Date:

(i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) R2 has not incurred any Liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (B) Liabilities not required to be reflected in the R2 Financial Statements, (iii) R2 has not altered its method of accounting, (iv) R2 has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) R2 has not issued any equity securities to any officer, director or Affiliate.

2.13                Labor Relations. No labor dispute exists or, to the Knowledge of R2, is imminent with respect to any of the employees of R2 which could reasonably be expected to result in a Material Adverse Effect. None of R2’s employees is a member of a union that relates to such employee’s relationship with R2, and R2 is not a party to a collective bargaining agreement, and R2 believes that its relationships with its employees is good. No executive officer, to the Knowledge of R2, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject R2 to any liability with respect to any of the foregoing matters. R2 is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.14               Title to Assets. R2 has good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of R2, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by R2 and Liens for the payment of Taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by R2 is held by R2 under valid, subsisting and enforceable leases with which R2 is in compliance.

2.15               Transactions with Affiliates and Employees. None of the officers or directors of R2 and, to the Knowledge of R2, none of the employees of R2 is presently a party to any transaction with R2 (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of R2, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $100,000, other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of R2 and (iii) other employee benefits.

2.16                Business Records and Due Diligence. R2 has received and reviewed all of the Pubco materials and items set out infra in paragraph 4.32.

2.17                Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by R2 to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

2.18                Registration Rights. No Person has any right to cause R2 (or any successor) to effect the registration under the Securities Act of any securities of R2 (or any successor).

2.19               Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, R2 has timely filed all necessary Tax Returns and has paid or accrued all Taxes shown as due thereon, and R2 has no Knowledge of a tax deficiency which has been asserted or threatened against R2.

2.20                No General Solicitation. Neither R2 nor any person acting on behalf of R2 has offered or sold securities in connection herewith by any form of general solicitation or general advertising.

2.21                Foreign Corrupt Practices. Neither R2, nor to the Knowledge of R2, any agent or other person acting on behalf of R2, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by R2 (or made by any person acting on its behalf of which R2 is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended (“FCPA”).

2.22                Obligations of Management. None of R2’s officers or employees is currently devoting substantially all of his or her business time to the conduct of business of R2. No officer or key employee is currently working or, to R2’s Knowledge, plans to work for a competitive enterprise, whether or not such officer or key employee is or will be compensated by such enterprise.

2.23               Minute Books. The minute books of R2 have, to the extent and for the periods requested by Pubco, been made available to Pubco and contain a complete summary of all meetings and written consents in lieu of meetings of directors and stockholders of R2 for the periods requested.

2.24                Employee Benefits. R2 has no (and for the two years preceding the date hereof has had no) plans which are subject to ERISA.

2.25               Money Laundering Laws. The operations of R2 are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the money laundering statutes of all U.S. and non-U.S. jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental body (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving R2 with respect to the Money Laundering Laws is pending or, to the knowledge of R2, threatened.

2.26                Disclosure. The representations and warranties and statements of fact made by R2 in this Agreement, and all statements set forth in the certificates delivered by R2 at the Closing pursuant to this Agreement, are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading. The copies of all documents furnished by R2 pursuant to the terms of this Agreement are complete and accurate copies of the original documents. The schedules, certificates, and any and all other statements and information, whether furnished in written or electronic form, to Pubco or its representatives by or on behalf of R2 in connection with this Agreement and the transactions contemplated hereby do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

Except as otherwise disclosed herein or in the Shareholder disclosure schedule attached hereto, each Shareholder severally represents and warrants to Pubco as of the date hereof and as of the Closing Date (unless otherwise indicated), as follows:

3.1                Ownership of the R2 Securities. The Shareholder owns, beneficially and of record, good and marketable title to the R2 Securities set forth opposite such Shareholder’s name in Schedule 1.3(a)(ii) hereto, free and clear of all security interests, liens, adverse claims, encumbrances, equities, proxies, options or voting agreements. The Shareholder represents that, except for such R2 Securities, he has no right or claim whatsoever to any equity interests of R2and owns no options, warrants or other instruments entitling him to exercise or purchase or convert into equity interests of R2. At the Closing, the Shareholder will convey to Pubco good and marketable title to the R2 Securities, free and clear of any and all security interests, liens, adverse claims, encumbrances, equities, proxies, options, shareholders’ agreements or restrictions.

3.2                Authority Relative to this Agreement. This Agreement has been duly and validly executed and delivered by the Shareholder and constitute a valid and binding agreement of such person, enforceable against such Shareholder in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

3.3                Acquisition of Restricted Securities for Investment. The Shareholder acknowledges that the Issuable Securities and Underlying Shares will not be registered pursuant to the Securities Act or any applicable state securities laws, that the Issuable Securities and Underlying Shares will be characterized as “restricted securities” under federal securities laws, and that under such laws and applicable regulations the Issuable Securities and Underlying Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this regard, the Shareholder is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Further, the Shareholder acknowledges and agrees that:

(a)                    The Shareholder will be acquiring the Issuable Securities and Underlying Shares for investment, for such Shareholder’s own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same. The foregoing shall not be deemed to preclude an intention to transfer Issuable Securities or Underlying Shares to family members for no consideration. The Shareholder further represents that he does not have any Contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Issuable Securities or Underlying Shares.

(b)                    The Shareholder understands that the Issuable Securities and Underlying Shares are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof and or Regulation D promulgated under the Securities Act, and that Pubco’s reliance on such exemption is predicated on the Shareholder’s representations set forth herein.

3.4                Status of Shareholder. The Shareholder is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act, an excerpt of which is included in the attached Annex I, and such Shareholder is not acquiring the Issuable Securities or Underlying Shares as a result of any advertisement, article, notice or other communication regarding the Issuable Securities and Underlying Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

3.5                Investment Risk. The Shareholder is able to bear the economic risk of acquiring the Issuable Securities and Underlying Shares pursuant to the terms of this Agreement, including a complete loss of the Shareholder’s investment in the Issuable Securities and Underlying Shares.

3.6                Restrictive Legends. The Shareholder acknowledges that the certificate(s) representing the Issuable Securities and Underlying Shares shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

“[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

3.7                Disclosure. The representations and warranties and statements of fact made by the Shareholder in this Agreement, and all statements set forth in the certificates delivered by the Shareholder at the Closing pursuant to this Agreement, are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading. The copies of all documents, if any, furnished by the Shareholder pursuant to the terms of this Agreement are complete and accurate copies of the original documents. The schedules, certificates, and any and all other statements and information, whether furnished in written or electronic form in connection with this Agreement and the transactions contemplated hereby do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

3.8              No Disqualification Events. The Shareholder is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). R2 has exercised reasonable care to determine whether a Shareholder is subject to a Disqualification Event.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF PUBCO

Except as otherwise disclosed herein or in the Pubco disclosure schedule attached hereto, Pubco hereby represents and warrants to R2 and the Shareholder as of the date hereof and as of the Closing Date (unless otherwise indicated), as follows:

4.1                Organization and Qualification. Pubco is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of State of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Pubco is not in violation or default of any of the provisions of its articles of incorporation, bylaws or other organizational or charter documents (collectively the “Charter Documents”). Pubco is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect, and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

4.2                Authorization; Enforcement. Pubco has the requisite corporate power and authority to enter into and to consummate this Agreement and the transactions contemplated hereby and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by Pubco and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Pubco and no further action is required by Pubco, the Board of Directors or Pubco’s stockholders in connection therewith other than in connection with the Required Approvals, as defined in Section 4.4. The Transaction Documents have been (or upon delivery will have been) duly executed by Pubco and, when delivered in accordance with the terms thereof, will constitute the valid and binding obligation of Pubco enforceable against Pubco in accordance with their respective terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law (the exceptions referenced in the preceding clauses “(i)” through “(iii)”, the “Enforceability Exceptions”).

4.3                No Conflicts. The execution, delivery and performance by Pubco of the Transaction Documents and the consummation by Pubco of the transactions contemplated thereby do not and will not:

(i) conflict with or violate any provision of Pubco’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of Pubco, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Pubco debt or otherwise) or other understanding to which Pubco is a party or by which any property or asset of Pubco is bound or affected, or (iii) subject to the Required Approvals, as defined by Section 4.4, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Pubco is subject (including federal and state securities laws and regulations), or by which any property or asset of Pubco is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

4.4                Filings, Consents and Approvals. Pubco is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by Pubco of this Agreement and the other Transaction Documents, other than the filing of Current Report(s) on Form 8-K with the SEC and such filings as are required to be made under applicable federal and state securities laws relating to the offer and sale of securities (collectively, the “Required Approvals”).

4.5                The Issuable Securities and Underlying Shares. The Issuable Shares are duly authorized and, when issued and acquired in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens imposed on or by Pubco other than restrictions on transfer provided for in this Agreement. The Issuable Notes and Issuable Warrants are duly authorized and, when issued and acquired in accordance with this Agreement, will constitute the valid and binding obligations of Pubco enforceable against Pubco in accordance with their respective terms subject, in the case of enforceability, to the Enforceability Exceptions. The Underlying Shares are duly authorized and reserved and, when issued and acquired in accordance with the terms of the Issuable Securities, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens imposed on or by Pubco other than restrictions on transfer provided for in this Agreement or the Issuable Securities.

4.6	Capitalization. The capitalization of Pubco is as set forth on Schedule 4.6, which Schedule

4.6 shall also include the number of shares of Pubco Common Stock owned beneficially, and of record, by Affiliates of Pubco as of the date hereof, if any. Other than as set forth in Schedule 4.6, Pubco has no authorized or issued shares of any class of capital stock. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. Except as set forth on Schedule 4.6, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Pubco Common Stock, or Contracts, commitments, understandings or arrangements by which Pubco or any subsidiary of Pubco is or may become bound to issue additional shares of Pubco Common Stock or Common Stock Equivalents. The issuance of the Issuable Securities will not obligate Pubco to issue shares of Pubco Common Stock or other securities to any Person and will not result in a right of any holder of Pubco securities to adjust the exercise, conversion, exchange or reset price under any of such securities. Except as set forth on Schedule 4.6, all of the outstanding shares of capital stock of Pubco are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder or Pubco’s board of directors is required for the issuance of the Issuable Securities or Underlying Shares. There are no stockholders agreements, voting agreements or other similar agreements with respect to Pubco’s capital stock to which Pubco is a party or, to the Knowledge of Pubco, between or among any of Pubco’s stockholders.

4.7	SEC Reports; Financial Statements; No Shell.

(a)                Except as set forth on Schedule 4.7 hereto, Pubco has filed all reports, schedules, forms, statements and other documents required to be filed by Pubco under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since June 23, 2016 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”, and the SEC Reports set forth on Schedule 4.7 hereto being collectively referred to herein as the “Delinquent SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of Pubco included in the SEC Reports (“SEC Financial Statements”) comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Pubco as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(b)               Set forth on Schedule 4.7(b) is (i) an unaudited balance sheet as of June 30, 2018 (the “Pubco Accounting Date”) and related unaudited statements of income or operations and cash flows of Pubco for the six months then ended and (ii) an unaudited balance sheet as of December 31, 2017 and related unaudited statements of income or operations and cash flows of Pubco for the year then ended (the items in clauses “(i)” and “(ii)”, collectively, the “Pubco Financial Statements”). The Pubco Financial Statements fairly present in all material respects the financial condition and operating results of Pubco as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments.

(c)                Pubco is not, and at all times since at least July 1, 2016 Pubco has not been, a “shell” company within the meaning of applicable SEC rules. Pubco makes no representations as to its “shell company” status prior to such date.

4.8                Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof or in the Pubco Disclosure Schedule: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) Pubco has not incurred any Liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in Pubco’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) Pubco has not altered its method of accounting, (iv) Pubco has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) Pubco has not issued any equity securities to any officer, director or Affiliate. Pubco does not have pending before the SEC any request for confidential treatment of information. Except for the issuance of the Issuable Securities contemplated by this Agreement or as set forth on Schedule 4.8, no event, liability or development has occurred or exists with respect to Pubco or any subsidiary of Pubco or their respective business, properties, operations or financial condition, that would be required to be disclosed by Pubco under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

4.9                Litigation. There are no actions, suits, arbitrations, regulatory proceedings or other litigation, proceedings or governmental investigations pending or, to the Knowledge of Pubco, threatened against Pubco or any of its officers or directors in their capacity as such, or any of its properties or businesses, and Pubco has no Knowledge of any facts or circumstances which may reasonably be likely to give rise to any of the foregoing. Pubco is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other Governmental Authority. Pubco has not entered into any agreement to settle or compromise any proceeding pending or threatened in writing against it which has involved any obligation for which Pubco has any continuing obligation. There are no claims, actions, suits, proceedings, or investigations pending or, to the Knowledge of Pubco, threatened by or against Pubco with respect to this Agreement, or in connection with the transactions contemplated hereby, and Pubco has no reason to believe there is a valid basis for any such claim, action, suit, proceeding or investigation.

4.10                Labor Relations. No labor dispute exists or, to the Knowledge of Pubco, is imminent with respect to any of the employees of Pubco which could reasonably be expected to result in a Material Adverse Effect. None of Pubco’s employees is a member of a union that relates to such employee’s relationship with Pubco, and Pubco is not a party to a collective bargaining agreement, and Pubco believes that its relationships with their employees are good. No executive officer, to the Knowledge of Pubco, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other Contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject Pubco to any liability with respect to any of the foregoing matters. Pubco is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.11                Compliance. To the Knowledge of Pubco, Pubco: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Pubco under), nor has Pubco received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body, or (iii) except for the failure to file the Delinquent SEC Reports, is not and has not been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

4.12                Regulatory Permits. Pubco possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and Pubco has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

4.13               Title to Assets. Pubco has good and marketable title in all personal property owned by it that is material to the business of Pubco, free and clear of all Liens, except for Liens disclosed on Schedule

4.13 or that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Pubco and Liens for the payment of Taxes, the payment of which is neither delinquent nor subject to penalties. Pubco does not own any real property. Any real property and facilities held under lease by Pubco are held by Pubco under valid, subsisting and enforceable leases with which Pubco is in compliance.

4.14                Patents and Trademarks. Pubco has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights described on Schedule 4.14(collectively, the “Pubco Intellectual Property Rights”). Other than the Pubco Intellectual Property Rights, there are no intellectual property or similar rights necessary or material for use in connection with Pubco’s business and which the failure to so have could have a Material Adverse Effect. Pubco has not received a notice (written or otherwise) that any of the Pubco Intellectual Property Rights used by Pubco violates or infringes upon the rights of any Person. To the Knowledge of Pubco, all such Pubco Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. Pubco has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.15               Transactions with Affiliates and Employees. Except as set forth on Schedule 4.15, none of the officers or directors of Pubco and, to the Knowledge of Pubco, none of the employees of Pubco is presently a party to any transaction with Pubco (other than for services as employees, officers and directors), including any Contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Knowledge of Pubco, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $10,000 individually or $25,000 in the aggregate, other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of Pubco and (iii) other employee benefits.

4.16                Sarbanes-Oxley; Internal Accounting Controls. Pubco is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. Pubco maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Pubco has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Pubco and designed such disclosure controls and procedures to ensure that information required to be disclosed by Pubco in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Pubco’s certifying officers have evaluated the effectiveness of Pubco’s disclosure controls and procedures as of the end of the period covered by Pubco’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). Pubco presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officer about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in Pubco’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, Pubco’s internal control over financial reporting.

4.17                Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by Pubco to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

4.18                Issuance of Issuable Securities and Underlying Shares. Assuming the accuracy of the Shareholders’ representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and issuance of the Issuable Securities and Underlying Shares by Pubco as contemplated hereby. The issuance of the Issuable Securities and Underlying Shares hereunder does not contravene the rules and regulations of the applicable Trading Market.

4.19                Investment Company. Pubco is not, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.20                Listing and Maintenance Requirements. Pubco Common Stock is currently quoted on the OTC Pink Marketplace under the symbol “OMSH”. Except as set forth on Schedule 4.20, Pubco is presently in compliance with all such quoting, listing and maintenance requirements of the OTC Pink Marketplace.

4.21                Application of Takeover Protections. Pubco has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under Pubco’s articles of incorporation or the laws of Nevada that is or could become applicable to a Shareholder as a result of a Shareholder and Pubco fulfilling their obligations or exercising their rights under this Agreement, including without limitation as a result of Pubco’s issuance of the Issuable Securities and Underlying Shares and the Shareholders’ ownership of the Issuable Securities and Underlying Shares.

4.22                No Integrated Offering. To the Knowledge of Pubco, and assuming the accuracy of the Shareholders’ representations and warranties set forth in Section 3, neither Pubco, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Issuable Securities or Underlying Shares to be integrated with prior offerings by Pubco for purposes of

(i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of Pubco are listed or designated.

4.23               Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, Pubco has filed all necessary Tax Returns and has paid or accrued all Taxes shown as due thereon, and Pubco has no knowledge of a tax deficiency which has been asserted or threatened against Pubco.

4.24                No General Solicitation. Neither Pubco nor any person acting on behalf of Pubco has offered or sold any of the Issuable Securities by any form of general solicitation or general advertising.

4.25                Foreign Corrupt Practices. Neither Pubco, nor to the Knowledge of Pubco, any agent or other person acting on behalf of Pubco, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by Pubco (or made by any person acting on its behalf of which Pubco is aware) which is in violation of law or (iv) violated in any material respect any provision of the FCPA.

4.26               Transfer Agent. Pubco’s transfer agent is Continental Stock Transfer & Trust Company. Such transfer agent is eligible to transfer securities via Depository Trust Company (“DTC”) and Deposit Withdrawal Agent Commission (“DWAC”).

4.27                No Disagreements with Accountants and Lawyers. To the Knowledge of Pubco, there are no disagreements of any kind, including but not limited to any disagreements regarding fees owed for services rendered, presently existing, or reasonably anticipated by Pubco to arise, between Pubco and the accountants and lawyers formerly or presently employed by Pubco which could affect Pubco’s ability to perform any of its obligations under this Agreement, and Pubco is current with respect to any fees owed to its accountants and lawyers.

4.28                Regulation M Compliance. Pubco has not, and to the Knowledge of Pubco, no one acting on behalf of Pubco has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of Pubco to facilitate the sale or resale of any of the Issuable Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the securities of Pubco, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of Pubco.

4.29               Money Laundering Laws. The operations of Pubco are and have been conducted at all times in compliance with the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Pubco with respect to the Money Laundering Laws is pending or, to the best Knowledge of Pubco, threatened.

4.30               Minute Books. The minute books of Pubco have, to the extent and for the periods requested by R2 or the Shareholders, been made available to R2 and the Shareholders contain a complete summary of all meetings and written consents in lieu of meetings of directors and stockholders for the periods requested.

4.31                Employee Benefits. Pubco has not (nor for the two years preceding the date hereof has) had any plans which are subject to ERISA. All existing Employment Agreements of Pubco will be terminated at the Closing Date.

4.32                Business Records and Due Diligence. Prior to the Closing, Pubco shall have delivered to R2 all records and documents relating to Pubco, which Pubco possesses, including, without limitation, books, records, government filings, Tax Returns, Charter Documents, corporate records, stock records, consent decrees, orders, and correspondence, director and stockholder minutes, resolutions and written consents, stock ownership records, financial information and records, and other documents used in or associated with Pubco which have been requested in writing by R2.

4.33                Contracts. Except as set forth in Schedule 4.33, there are no Contracts (i) that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of Pubco taken as a whole or (ii) that involve the payment to or by Pubco of money in excess of $10,000 for any individual Contract or $25,000 in the aggregate. Except as set forth in Schedule 4.33, Pubco is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

4.34                No Undisclosed Liabilities. Except as disclosed in Schedule 4.34 or the latest balance sheet included in the Pubco Financial Statements, Pubco has no liabilities whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise. Pubco represents that at the date of Closing, Pubco shall have no liabilities or obligations whatsoever, either direct or indirect, matured or un-matured, accrued, absolute, contingent or otherwise.

4.35                No SEC or FINRA Inquiries. To the Knowledge of Pubco, neither Pubco nor any of its present officers or directors is, or has ever been, the subject of any formal or informal inquiry or investigation by the SEC or FINRA.

4.36                Disclosure. The representations and warranties and statements of fact made by Pubco in this Agreement, and all statements set forth in the certificates delivered by Pubco at the Closing pursuant to this Agreement, are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading. The copies of all documents furnished by Pubco pursuant to the terms of this Agreement are complete and accurate copies of the original documents. The schedules, certificates, and any and all other statements and information, whether furnished in written or electronic form, to R2 or its representatives by or on behalf of Pubco in connection with this Agreement and the transactions contemplated hereby do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

ARTICLE 5

INDEMNIFICATION; SURVIVAL OF REPRESENTATIONS

5.1                Indemnification.

(a)                Subject to the provisions of this Article 5, and irrespective of any due diligence investigation conducted by R2 or the Shareholders with regard to the transactions contemplated hereby, Pubco agrees to indemnify fully in respect of, hold harmless and defend R2 and the Shareholders, and each of the officers, agents and directors of R2 and/or the Shareholders against any damages, liabilities, costs, claims, proceedings, investigations, penalties, judgments, deficiencies, including taxes, expenses

(including, but not limited to, any and all interest, penalties and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) and losses (each, a “Claim” and collectively “Claims”) to which it or they may become subject arising out of or based on any breach of or inaccuracy in any of the representations and warranties or covenants or conditions made by Pubco in this Agreement.

(b)                Subject to the provisions of this Article 5, R2 and each Shareholder agrees to indemnify fully in respect of, hold harmless and defend Pubco and each of its officers, agents and directors against any Claims to which they may become subject arising out of or based on any breach of or inaccuracy in any of the representations and warranties or covenants or conditions made by R2 and/or any Shareholder in this Agreement; provided that R2 shall have no responsibility hereunder except for representations, warranties, covenants or conditions made by it and no Shareholder have any responsibility hereunder except for representations, warranties, covenants or conditions made by it; and further provided that the liability of any Shareholder shall not exceed the value on the Closing Date of the consideration received by it hereunder.

(c)                Notwithstanding anything to the contrary contained herein, except for claims involving fraud or intentional misrepresentation or claims asserted by third parties, neither R2 nor the Shareholders, on the one hand and in the aggregate, nor Pubco, on the other hand, shall have liability to the other pursuant to this Section 5.1 in excess of $50,000.

5.2                Survival of Representations and Warranties. Notwithstanding any provision in this Agreement to the contrary, the representations and warranties given or made by Pubco, R2 and the Shareholders under this Agreement shall survive the date hereof for a period of forty-eight (48) months from and after the Closing Date (the last day of such period is herein referred to as the “Expiration Date”), except that any written claim for breach thereof made and delivered prior to the Expiration Date to the party against whom such indemnification is sought shall survive thereafter and, as to any such claim, such applicable expiration will not effect the rights to indemnification of the party making such claim; provided, however, that any representations and warranties that were fraudulently made shall not expire on the Expiration Date and shall survive indefinitely and claims with respect to fraud by Pubco, R2 or the Shareholders must be made at any time, as long as such claim is made within a reasonable period of time after discovery by the claiming party.

5.3                Method of Asserting Claims, Etc. The party claiming indemnification is hereinafter referred to as the “Indemnified Party” and the party against whom such claims are asserted hereunder is hereinafter referred to as the “Indemnifying Party.” All Claims for indemnification by any Indemnified Party under this Article 5 shall be asserted as follows:

(a)                In the event that any Claim or demand for which an Indemnifying Party would be liable to an Indemnified Party hereunder is asserted against or sought to be collected from such Indemnified Party by a third party, said Indemnified Party shall, within ten (10) business days from the date upon which the Indemnified Party has Knowledge of such Claim, notify the Indemnifying Party of such claim or demand, specifying the nature of and specific basis for such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such Claim or demand) (the “Claim Notice”). The Indemnified Party’s failure to so notify the Indemnifying Party in accordance with the provisions of this Agreement shall not relieve the Indemnifying Party of liability hereunder unless such failure materially prejudices the Indemnifying Party’s ability to defend against the claim or demand. The Indemnifying Party shall have 30 days from the giving of the Claim Notice (the “Notice Period”) to notify the Indemnified Party: (i) whether or not the Indemnifying Party disputes the liability of the Indemnifying Party to the Indemnified Party hereunder with respect to such Claim or demand, and (ii) whether or not the Indemnifying Party desires, at the sole cost and expense of the Indemnifying Party, to defend the Indemnified Party against such Claims or demand; provided, however, that any Indemnified Party is hereby authorized prior to and during the Notice Period to file any motion, answer or other pleading which he shall deem necessary or appropriate to protect his interests or those of the Indemnifying Party and not prejudicial to the Indemnifying Party. In the event that the Indemnifying Party notifies the Indemnified Party within the Notice Period that he, she or it does not dispute liability for indemnification under this Article 5 and that such person desires to defend the Indemnified Party against such claim or demand and except as hereinafter provided, the Indemnifying Party shall have the right to defend by all appropriate proceedings, which proceedings shall be promptly settled or prosecuted by him to a final conclusion. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party except to the extent that the employment thereof has been specifically authorized by the Indemnifying Party in writing, the Indemnifying Party has failed after a reasonable period of time to assume such defense and to employ counsel or in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Indemnifying Party and the position of such Indemnified Party (a “Material Conflict”). If requested by the Indemnifying Party and there is no Material Conflict, the Indemnified Party agrees to cooperate with the Indemnifying Party and his, her or its counsel in contesting any Claim or demand which the Indemnifying Party elects to contest or, if appropriate and related to the Claim in question, in making any Counterclaim against the person asserting the third party Claim or demand, or any cross-complaint against any person. No Claim for which indemnity is sought hereunder and for which the Indemnifying Party has acknowledged liability for indemnification under this Article 5 may be settled without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

(b)                In the event any Indemnified Party should have a Claim against any Indemnifying Party hereunder which does not involve a Claim or demand being asserted against or sought to be collected from him by a third party, the Indemnified Party shall give a Claim Notice with respect to such Claim to the Indemnifying Party. If, after receipt of a Claim Notice, the Indemnifying Party does not notify the Indemnified Party within the Notice Period that he, she or it disputes such Claim, then the Indemnifying Party shall be deemed to have admitted liability for such Claim in the amount set forth in the Claim Notice.

(c)	The Indemnifying Party shall be given the opportunity to defend the respective Claim.

ARTICLE 6

COVENANTS OF THE PARTIES

6.1                   Corporate Examinations and Investigations. Prior to the Closing, each party shall be entitled, through its employees and representatives, to make such investigations and examinations of the books, records and financial condition of R2 and Pubco as each party may request. In order that each party may have the full opportunity to do so, the Shareholder shall furnish each party and its representatives during such period with all such information concerning the affairs of R2 or Pubco as each party or its representatives may reasonably request and cause R2 or Pubco and their respective officers, employees, consultants, agents, accountants and attorneys to cooperate fully with each party’s representatives in connection with such review and examination and to make full disclosure of all information and documents requested by each party and/or its representatives. Any such investigations and examinations shall be conducted at reasonable times and under reasonable circumstances, it being agreed that any examination of original documents will be at each party’s premises, with copies thereof to be provided to each party and/or its representatives upon request.

6.2                Cooperation; Consents. Prior to the Closing, each party shall cooperate with the other parties to the end that the parties shall (i) in a timely manner make all necessary filings with, and conduct negotiations with, all authorities and other persons the consent or approval of which, or the license or permit from which is required for the consummation of the Acquisition and (ii) provide to each other party such information as the other party may reasonably request in order to enable it to prepare such filings and to conduct such negotiations.

6.3                Conduct of Business. Subject to the provisions hereof, from the date hereof through the Closing, each party hereto shall (i) conduct its business in the ordinary course and in such a manner so that the representations and warranties contained herein shall continue to be true and correct in all material respects as of the Closing as if made at and as of the Closing and (ii) not enter into any material transactions or incur any material liability not required or specifically contemplated hereby, without first obtaining the written consent of R2 and the Shareholders on the one hand and Pubco on the other hand. Without the prior written consent of R2, the Shareholders or Pubco, except as required or specifically contemplated hereby, each party shall not undertake or fail to undertake any action if such action or failure would render any of said warranties and representations untrue in any material respect as of the Closing.

6.4                Litigation. From the date hereof through the Closing, each party hereto shall promptly notify the representative of the other parties of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against such party or any of its affiliates or any officer, director, employee, consultant, agent or shareholder thereof, in their capacities as such, which, if decided adversely, could reasonably be expected to have a Material Adverse Effect.

6.5                Notice of Default. From the date hereof through the Closing, each party hereto shall give to the representative of the other parties prompt written notice of the occurrence or existence of any event, condition or circumstance occurring which would constitute a violation or breach of this Agreement by such party or which would render inaccurate in any material respect any of such party’s representations or warranties herein.

6.6	Officers and Directors.

(a)                Effective on the Closing, Pubco shall cause (i) the Board of Directors of Pubco and the officers of Pubco to be the individuals identified on Schedule 6.6(a) hereto, each of whom is an existing officer and/or director of Pubco prior to the Closing and (ii) the individual named as a Board Observer on Schedule 6.6(a) to be appointed as an observer to the Pubco Board of Directors. Until such time as Pubco complies with the provisions of Section 6.10 or, if later, the Put Expiration Date, Pubco shall ensure that the officers and directors of Pubco remain as set forth on Schedule 6.6, and that the individual named as a Board Observer on Schedule 6.6(a) (or such other individual as may be designated by the Majority Shareholder (defined in Section 6.14(c)), remains as an observer to the Pubco Board of Directors, entitled to all of the rights of members of the Board of Directors including notice and attendance at board meetings, copies of all minutes, actions by written consent and board materials, compensation, if any, other than voting rights.

(b)               Effective on the Closing, R2 shall cause the Board of Directors of R2 and the officers of R2 to be the individuals identified on Schedule 6.6(b). Until the Put Expiration Date, Pubco shall make no change to the Board of Directors of R2 except with the approval of the Majority Shareholder.

(c)                As soon as practicable after Closing, Pubco shall obtain director and officer insurance not less than $1,000,000 in amount, on terms and conditions reasonably satisfactory to the Majority Shareholder.

6.7	Confidentiality; Access to Information.

(a)                Confidentiality. Any confidentiality agreement or letter of intent previously executed by the parties shall be superseded in its entirety by the provisions of this Agreement. Each party agrees to maintain in confidence any non-public information received from the other party, and to use such non-public information only for purposes of consummating the transactions contemplated by this Agreement. Such confidentiality obligations will not apply to (i) information which was known to the one party or their respective agents prior to receipt from the other party; (ii) information which is or becomes generally known; (iii) information acquired by a party or their respective agents from a third party who was not bound to an obligation of confidentiality; and (iv) disclosure required by law. In the event this Agreement is terminated as provided in Article 8 hereof, each party will return or cause to be returned to the other all documents and other material obtained from the other in connection with the Transaction contemplated hereby.

(b)	Access to Information.

(i)                 R2 will afford Pubco and its financial advisors, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of R2 during the period prior to the Closing to obtain all information concerning the business, including the status of product development efforts, properties, results of operations and personnel of R2, as Pubco may reasonably request. No information or Knowledge obtained by Pubco in any investigation pursuant to this Section 6.7(b) will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Transaction.

(ii)                 Pubco will afford R2 and its financial advisors, underwriters, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of Pubco during the period prior to the Closing to obtain all information concerning the business, including the status of product development efforts, properties, results of operations and personnel of Pubco, as R2 may reasonably request. No information or knowledge obtained by R2 in any investigation pursuant to this Section 6.7(b) will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Transaction.

6.8                Public Disclosure. Except to the extent previously disclosed or to the extent the parties believe that they are required by applicable law or regulation to make disclosure, prior to Closing, no party shall issue any statement or communication to the public regarding the transaction contemplated herein without the consent of the other party, which consent shall not be unreasonably withheld. To the extent a party hereto believes it is required by law or regulation to make disclosure regarding the Transaction, it shall, if possible, immediately notify the other party prior to such disclosure. Notwithstanding the foregoing, the parties hereto agree that Pubco will prepare and file a Current Report or Reports on Form 8-K pursuant to the Exchange Act to report the execution and consummation of this Agreement, which shall be reviewed and subject to reasonable input by R2 or its counsel prior to the filing thereof.

6.9              R2 Audits. As soon as reasonably practicable after the Closing, R2 shall deliver to Pubco complete and accurate audited financial statements prepared in accordance with GAAP for each annual period since R2’s inception and any reviewed stub periods as are required by the SEC to enable Pubco to be able to comply with its reporting obligations under all applicable laws, rules and regulations including but not limited to the Exchange Act and specifically Form 8-K.

6.10          Pubco SEC Reports. As soon as practicable after the Closing, Pubco shall have filed with the SEC all Delinquent SEC Reports and any reports or statements required to be filed after the date of this Agreement including with respect to this Agreement and the transactions contemplated hereby. As of their respective dates, the Delinquent SEC Reports and any other such reports or statements shall comply in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the Delinquent SEC Reports or such other reports or statements, when filed, shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of Pubco included in the Delinquent SEC Reports and any such other reports or statements shall comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements shall have been prepared in accordance with GAAP, except that unaudited financial statements may not contain all footnotes required by GAAP, and shall fairly present in all material respects the financial position of Pubco as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

6.11          Post-Closing Restrictions on Control of R2. From and after the Closing and prior to the Put Expiration Date, Pubco shall not sell, assign, encumber, pledge or otherwise transfer any R2 Shares or interest therein or vote the R2 Shares or otherwise take any stockholder action with respect to R2, except as may be approved by the Majority Shareholder.

6.12          Note Amendment/Transfer Agreement. Prior to the Closing Date, Pubco shall have caused the holders of its convertible promissory notes in the aggregate principal amount of $1,480,965 to amend the terms of the convertible promissory notes pursuant to a Note Amendment/Transfer Agreement annexed hereto as Exhibit E (the “Note Amendment/Transfer Agreement”). In the event the Put Right described in Section 6.14 is exercised, the Note Amendment/Transfer Agreement shall be rescinded and the parties thereto shall take any and all action necessary to effect the same. In addition to the principal amount outstanding under the promissory notes subject to the Note Amendment/Transfer Agreement, at the Closing, Pubco shall have, in the aggregate, not more than $821,500 in principal amount outstanding on all other then outstanding promissory notes.

6.13          Separate Divisions. Until the Put Expiration Date, the business of R2 and the business of Pubco constituted prior to the Closing will be operated as separate divisions or entities. Their assets will not be co-mingled, nor will one assume responsibility for the liabilities of the other.

6.14	Shareholder Put Right.

(a)                As used herein, “Triggering Event” means the occurrence of any of the following:

(i) prior to June 30, 2019 (the “Trigger Date”), Pubco shall have failed to become current in its SEC reporting requirements and to otherwise comply with its obligations under Section 6.10 above, (ii) prior to the Trigger Date, Pubco shall have failed to become in compliance with all quoting, listing and maintenance requirements of the OTC Pink Marketplace for SEC current reporting issuers, (iii) prior to the Trigger Date, Pubco’s Common Stock shall not have been made DWAC eligible, (iv) prior to the Trigger Date, Pubco shall have failed to reflect in its SEC reports the write-off as of a date prior to the Closing of at least

$1,000,000 in old payables and accrued employee compensation that are presently reflected in the Pubco Financial Statements as of the Pubco Accounting Date, (v) Pubco’s common stock shall have been deregistered or suspended from trading, (vi) Pubco shall have been the subject of an investigation or other proceeding by a Governmental Authority, or (vii) Pubco shall have breached in any material respect a representation, warranty, covenant, agreement or condition contained in this Agreement or in any of the Transaction Documents or Pubco shall have incurred liabilities post-Closing in excess of $25,000 individually or $150,000 in the aggregate, except as shall have been approved by the Majority Shareholder.

(b)               Upon the occurrence of a Triggering Event, the Shareholders shall have a right to put the Issuable Shares, Issuable Notes and Issuable Warrants to Pubco in exchange for 100% of the then outstanding shares of capital stock of R2, as provided in this Section 6.14 (the “Put Right”).

(c)                The Put Right shall be exercisable by written notice to Pubco and R2 and the Exchange Agent (the “Exercise Notice”) specifying in reasonable detail the nature of the Triggering Event relied upon and signed by holders of at least a majority of the then outstanding shares of Series F Preferred Stock (the “Majority Shareholder”). The Exercise Notice may be given at any time following the occurrence of a Triggering Event and prior to August 31, 2019 (the “Put Expiration Date”). The Majority Shareholder shall have the sole right to exercise and enforce the Put Right, and any such exercise shall be binding upon all Shareholders.

(d)               Upon receipt of the Put Notice, the Exchange Agent shall (i) return each certificate for R2 Shares, R2 Notes and R2 Warrants, together with accompanying stock powers or other instruments of like tenor, delivered to it pursuant to Section 1.3(a)(ii), to the respective holder as set forth on Schedule 1.3(a)(ii) and shall otherwise take all steps necessary to transfer the R2 Shares, R2 Notes and R2 Warrants to the holders or as otherwise directed by the holders (it being understood that the R2 Notes and R2 Warrants so returned shall be promptly exchanged by the holders for new notes and warrants of R2 pursuant to separate written agreement among R2 and such holders) and (ii) deliver to Pubco the Issuable Securities delivered to the Exchange Agent pursuant to Section 1.3(a)(i), together with accompanying stock powers or instruments of like tenor, endorsed for transfer to Pubco and shall otherwise take all steps necessary to transfer the Issuable Shares to Pubco. Each of the Shareholders and Pubco hereby grant to the Exchange Agent an irrevocable power of attorney coupled with an interest to take any and all actions required to effect such transfers.

(e)                Notwithstanding anything in this Agreement to the contrary, all covenants and agreements of Pubco in Section 6 that expire by their terms on the Closing Date, shall instead expire on the Put Expiration Date.

6.15          Piggy-Back Registrations. If at any time after the Put Expiration Date there is not an effective registration statement covering all of the Issuable Securities and Underlying Shares and Pubco determines to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, but excluding Forms S-4 or S-8 and similar forms which do not permit such registration, then Pubco shall send to each holder of any of the Issuable Securities or Underlying Shares written notice of such determination and, if within fifteen calendar days after receipt of such notice, any such holder shall so request in writing, Pubco shall include in such registration statement all or any part of the Issuable Securities and Underlying Shares such holder requests to be registered and which inclusion of such Issuable Securities and Underlying Shares will be subject to customary underwriter cutbacks applicable to all holders of registration rights and minimum cutbacks in accordance with guidance provided by the SEC (including, but not limited to, Rule 415). The obligations of Pubco under this Section may be waived by any holder of any of the securities entitled to registration rights under this Section 6.15. The holders whose Issuable Securities and Underlying Shares are included or required to be included in such registration statement are granted the same rights, benefits, liquidated or other damages and indemnification granted to other holders of securities included in such registration statement. In no event shall the liability of any holder of Securities or permitted successor in connection with any Issuable Securities and Underlying Securities included in any such registration statement be greater in amount than the dollar amount of the net proceeds actually received by such purchaser upon the sale of the Issuable Securities and Underlying Shares sold pursuant to such registration or such lesser amount in proportion to all other holders of securities included in such registration statement. All expenses incurred by Pubco in complying with Section 6.15, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for Pubco, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the FINRA, transfer taxes, and fees of transfer agents and registrars, are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of registrable securities are called "Selling Expenses." The

Company will pay all Registration Expenses in connection with the registration statement under Section

6.15. Selling Expenses in connection with each registration statement under Section 6.15 shall be borne by the holder and will be apportioned among such holders in proportion to the number of shares included therein for a holder relative to all the securities included therein for all selling holders, or as all holders may agree. It shall be a condition precedent to the obligations of Pubco to complete the registration pursuant to this Agreement with respect to the Issuable Securities and Underlying Shares of a particular purchaser that such purchaser shall (i) furnish to Pubco in writing such information and representation letters, including a completed form of a securityholder questionnaire, with respect to itself and the proposed distribution by it as Pubco may reasonably request to assure compliance with federal and applicable state securities laws, and shall enter into an indemnification agreement with Pubco on customary terms. No holder of Issuable Securities or Underlying Shares shall have registration rights under this Section with respect to any Issuable Securities or Underlying Shares from and after the date the same are (i) sold to the public pursuant to a registration statement or Rule 144 or (ii) eligible to be sold publicly without restriction under Rule 144 and no Securities Act restrictive legend or stop transfer instructions apply to such securities.

6.16	Concerning the Exchange Agent.

(a)                The Exchange Agent may act in reliance upon any signature believed by it to be genuine, and may assume that any person who purports to have been authorized on behalf of a party to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so. The Exchange Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions.

(b)               The Exchange Agent may act relative hereto in reliance upon advice of counsel in reference to any matter connected herewith. The Exchange Agent shall not be liable for any mistake of fact or error of judgment or law, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

(c)                Each of the other parties hereto, jointly and severally, agree to indemnify, release, and hold the Exchange Agent harmless from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses, including, but not limited to, attorney's fees, costs and disbursements, (collectively “Claims”) claimed against or incurred by Exchange Agent arising out of or related, directly or indirectly, to this Agreement and the Exchange Agent’s performance hereunder or in connection herewith, except to the extent such Claims arise from Exchange Agent’s willful misconduct or gross negligence as adjudicated by a court of competent jurisdiction.

(d)               In the event of any disagreement between or among the other parties hereto, or between any of them and any other person, resulting in adverse claims or demands being made to Exchange Agent in connection with the instruments or property held by the Exchange Agent hereunder (the “Deposited Property”), or in the event that the Exchange Agent, in good faith, be in doubt as to what action it should take hereunder, the Exchange Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Exchange Agent shall not become liable in any way or to any person for its failure or refusal to act, and the Exchange Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and the Exchange Agent shall have been notified thereof in writing signed by all such persons. The Exchange Agent shall have the option, after thirty (30) days’ notice to the Shareholders, R2 and Pubco of its intention to do so, to file an action in interpleader requiring the parties to answer and litigate any claims and rights among themselves. The rights of the Exchange Agent under this section are cumulative of all other rights which it may have by law or otherwise.

(e)                In the event that the Exchange Agent shall be uncertain as to its duties or rights hereunder, the Exchange Agent shall be entitled to (i) refrain from taking any action other than to keep safely the Deposited Property until it shall be directed otherwise by a court of competent jurisdiction, or (ii) deliver the Deposited Property to a court of competent jurisdiction.

(f)                The Exchange Agent shall have no duty, responsibility or obligation to interpret or enforce the terms of any agreement other than Exchange Agent's obligations hereunder.

(g)               The Exchange Agent may resign at any time by giving thirty (30) days' prior written notice of such resignation to the other parties hereto. Upon providing such notice, the Exchange Agent shall have no further obligation hereunder except to hold the Deposited Property that it has received as of the date on which it provided the notice of resignation. In such event, the Exchange Agent shall not take any action until the Majority Shareholder, R2 and Pubco jointly designate an attorney or other person as successor escrow agent. Upon receipt of such written instructions signed by the Majority Shareholder, R2 and Pubco, the Exchange Agent shall promptly deliver the Deposited Property, to such successor escrow agent and shall thereafter have no further obligations hereunder. If such instructions are not received within thirty (30) days following the effective date of such resignation, then the Exchange Agent may deposit the Deposited Property and any other amounts held by it pursuant to this Agreement with a clerk of a court of competent jurisdiction pending the appointment of a successor escrow agent. In either case provided for in this section, the Exchange Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Deposited Property.

(h)               Notwithstanding anything to the contrary contained herein, the Exchange Agent shall be entitled to compensation from the other parties hereto for its services hereunder at the rate of $475 per hour, and shall be entitled to retain counsel in connection with any matter hereunder, the cost of which shall be borne by the other parties hereto.

ARTICLE 7

CONDITIONS TO CLOSING

7.1                 Conditions to Obligations of R2 and the Shareholders. The obligations of R2 and the Shareholders under this Agreement shall be subject to each of the following conditions:

(a)                  Closing Deliveries. At the Closing, Pubco shall have delivered or caused to be delivered to R2 and the Shareholders (or, if applicable, the Exchange Agent) the following:

(i)                 this Agreement duly executed by Pubco and the Note Amendment/Transfer Agreement duly executed by the parties thereto;

6.6;

(ii)	a letter agreement appointing the Board Observer as provided in Section

(iii)               a certificate of good standing for Pubco from the State of Nevada, dated not earlier than five (5) days prior to the Closing Date;

(iv)             A true and complete list, prepared as of the most recent practicable date by Pubco’s transfer agent and registrar, Continental Stock Transfer & Trust Company, of the names and addresses of the record owners of all of the outstanding shares of Pubco Common Stock, together with the number of shares of Pubco Common Stock held by each record owner;

(v)           a certificate of the Secretary of Pubco, dated as of the Closing Date, certifying as to (i) the incumbency of officers of Pubco executing this Agreement and all exhibits and schedules hereto and all other documents, instruments and writings required pursuant to this Agreement (the “Transaction Documents”), (ii) a copy of the Articles of Incorporation and By-Laws of Pubco, as in effect on and as of the Closing Date, and (iii) a copy of the resolutions of the Board of Directors of Pubco authorizing and approving Pubco’s execution, delivery and performance of the Transaction Documents, all matters in connection with the Transaction Documents, and the transactions contemplated thereby;

(vi)             ll corporate records, board minutes and resolutions, tax and financial records, agreements, seals and any other information or documents reasonably requested by R2’s representatives with respect to Pubco;

(vii)            such other documents as R2 and/or the Shareholders may reasonably request in connection with the transactions contemplated hereby; and

(viii)         a certificate, dated the Closing Date, of an officer of Pubco, certifying as to the compliance by Pubco with the conditions of Section 7.1(b) below.

(b)                Representations and Warranties to be True. The representations and warranties of Pubco herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. Pubco shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing.

(c)                No Liabilities. At the Closing, Pubco shall have no liabilities (contingent or otherwise) other than as set forth on Schedule 7.1(c).

(d)               Outstanding Capital Stock. At the Closing, Pubco shall have no more than 8,095,400 shares of common stock and no shares of preferred stock issued and outstanding.

(e)               Consummation of Note Amendment/Transfer Agreement. The Note Amendment/Transfer Agreement shall have been entered into and the transactions contemplated thereby shall have been consummated.

(f)                 No Adverse Effect. The business and operations of Pubco will not have suffered any Material Adverse Effect.

7.2                Conditions to Obligations of Pubco. The obligations of Pubco under this Agreement shall be subject to each of the following conditions:

(a)                Closing Deliveries. On the Closing Date, R2 and/or the Shareholders shall have delivered to Pubco (or the Exchange Agent, as applicable) the following:

(i)                    this Agreement duly executed by R2 and the Shareholder;

(ii)                  resolutions duly adopted by the Board of Directors of R2 authorizing and approving the execution, delivery and performance of this Agreement;

(iii)                 certificates representing the R2 Securities to be delivered pursuant to this Agreement duly endorsed or accompanied by duly executed stock powers or instruments of like tenor;

(iv)                a certificate of the Secretary or other duly qualified officer of R2, dated as of the Closing Date, certifying as to (i) the incumbency of officers of R2 the Transaction Documents, (ii) a copy of the Articles of Incorporation and By-Laws of R2, as in effect on and as of the Closing Date, and

(iii)  a copy of the resolutions of the Board of Directors of R2 authorizing and approving R2’s execution, delivery and performance of the Transaction Documents to which it is a party, all matters in connection with the Transaction Documents, and the Transaction contemplated thereby;

(v)               a certificate, dated the Closing Date, of an officer of R2, certifying as to the compliance by R2 with the conditions of Section 7.2(b) below applicable to it; and

(vi)                ll corporate records, board minutes and resolutions, tax and financial records, agreements, seals and such other documents as Pubco may reasonably request in connection with the transactions contemplated hereby.

(b)                Representations and Warranties True and Correct. The representations and warranties of R2 and the Shareholders herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. R2 and the Shareholders shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

(c)                No Adverse Effect. The business and operations of R2 will not have suffered any Material Adverse Effect.

ARTICLE 8

TERMINATION; SEC FILING

8.1                This Agreement may be terminated at any time prior to the Closing:

(a)                by mutual written agreement of Pubco, R2 and the Majority Shareholder;

(b)                by either Pubco, R2 or the Majority Shareholder if the Transaction shall not have been consummated for any reason by December 31, 2018; provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Transaction to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

(c)                by either Pubco or the Majority Shareholder if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Transaction, which order, decree, ruling or other action is final and non-appealable; or

(d)                by the Majority Shareholder or R2, upon a material breach of any representation, warranty, covenant or agreement on the part of Pubco set forth in this Agreement, or if any representation or warranty of Pubco shall have become materially untrue, in either case such that the conditions set forth in Section 7.1 would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such inaccuracy in the representations and warranties by Pubco or breach by Pubco is curable by Pubco prior to the Closing Date, then the Majority Shareholder or Puboc may not terminate this Agreement under this Section 8.1(d) for thirty (30) days after delivery of written notice from the Majority Shareholder or R2 to Pubco of such breach, provided Pubco continue to exercise commercially reasonable efforts to cure such breach (it being understood that the Majority Shareholder or R2 may not terminate this Agreement pursuant to this Section 8.1(d) if they shall have materially breached this Agreement or if such breach by Pubco is cured during such thirty (30) day period).

8.2                Notice of Termination; Effect of Termination. Any termination of this Agreement under Section 8.1 above will be effective immediately upon (or, if the termination is pursuant to Section 8.1(d) or Section 8.1(e) and the proviso therein is applicable, thirty (30) days after) the delivery of written notice of the terminating party to the other parties hereto. In the event of the termination of this Agreement as provided in Section 8.1, this Agreement shall be of no further force or effect and the Transaction shall be abandoned, except as set forth in Section 8.1, Section 8.2 and Article 9 (General Provisions), each of which shall survive the termination of this Agreement.

8.3              Filing of Form 8-K. Pubco shall, in a timely and expeditious manner, but in no event later than four Business Days following Closing, prepare, with the cooperation of R2, and file with the SEC a current report on Form 8-K (which shall be in a form satisfactory to R2, Pubco and the Majority Shareholder, acting reasonably), together with any other documents required by applicable Laws in accordance with all applicable Laws on the date of filing thereof, in the form and containing the information required by all applicable Laws and not containing any misrepresentation (as defined under applicable securities Laws and requirements) with respect thereto, and Pubco shall, with the cooperation of R2, promptly prepare and file with the SEC such amendments or supplements to the Form 8-K, if any, as may be required by the SEC or under applicable Laws.

ARTICLE 9

GENERAL PROVISIONS

9.1                  Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

(i)	if to R2, to: R Squared Technologies, Inc.

517 Dumaine, PH4 New Orleans, LA 70116

With a copy by fax only to:                     Keith Moskowitz, Esq. Eilenberg & Krause LLP Facsimile (212) 986-2399

(ii)	if to Shareholders, to:	to the address set forth on the respective Shareholder signature page
(iii)	if to Pubco, to:	Omni Shrimp, Inc. 13613 Gulf Boulevard. Madeira Beach, Florida 33708 Fax: (787) 358–5695 Attn: President

    With a copy by fax only to: Samuel M. Krieger, Esq.

Krieger & Prager LLP

Fax: (212) 363-2999

9.2                  Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections and Articles refer to sections and articles of this Agreement unless otherwise stated.

9.3              Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

9.4              Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by all parties. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

9.5              Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The parties may not assign this Agreement or any rights or obligations hereunder.

9.6              No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

9.7              Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any action, suit or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

9.8              Execution; Manner of Delivery. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature to this Agreement or other Transaction Document is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

9.9              Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

9.10          Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

9.11          Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto.

9.12          WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY

AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

9.13          Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.14          Shareholders Representative. The provisions of Annex B, pursuant to which each of the R2 Shareholders entitled to receive Series F Preferred Stock in the Acquisition constitutes and appoints the Shareholder Representative named therein as such R2 Shareholder’s agent and attorney-in-fact in connection with this Agreement and the transactions contemplated hereby, on the terms and provisions set forth therein, are incorporated herein and made an integral part of this Agreement.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Securities Exchange Agreement as of the date first written above.

PUBCO:

OMNI SHRIMP, INC.,
a Nevada corporation

By: ______________________
Name: Colm Wrynn
Title: Chief Executive Officer

R2:

R SQUARED TECHNOLOGIES, INC.,
a Delaware corporation

By:

____
Name: William Robinson
Title: President

SHAREHOLDER:

For natural persons:

____
Name:

For non-natural persons:

____
Name of Entity

By: ______________________
Name:
Title:

For all Shareholders:

Address:

Email:
Facsimile:

IN WITNESS WHEREOF, the parties have executed this Securities Exchange Agreement as of the date first written above.

PUBCO:

OMNI SHRIMP, INC.,
a Nevada corporation

By:

____

Name: Colm Wrynn
Title: Chief Executive Officer

R2:

R SQUARED TECHNOLOGIES, INC.,
a Delaware corporation

By: ____________________________

Name: William Robinson
Title: President

SHAREHOLDER:

<u>For natural persons</u>:

____

Name:

<u>For non-natural persons</u>:

CRESCENT SAINTS HOLDINGS, LLC
Name of Entity

By: ____________________________

Name: WILLIAM ROBINSON
Title: MANAGING MEMBER

<u>For all Shareholders</u>:

Address:

Email:
Facsimile:

IN WITNESS WHEREOF, the parties have executed this Securities Exchange Agreement as of the date first written above.

PUBCO:

OMNI SHRIMP, INC.,
a Nevada corporation

By:

____
Name: Colm Wrynn
Title: Chief Executive Officer

R2:

R SQUARED TECHNOLOGIES, INC.,
a Delaware corporation

By:

____
Name: William Robinson
Title: President

SHAREHOLDER:

For natural persons:

____
Name:

For non-natural persons:

DUCO PETROLEUM, INC.
Name of Entity

By: Mary Dugas
Name: MARY DUGAS
Title: VICE-PRESIDENT

For all Shareholders:

Address: 305 SOUTHWOOD DRIVE
LAFAYETTE, LA 70503

Email: DADUGAS@HOTMAIL.COM
Facsimile:

IN WITNESS WHEREOF, the parties have executed this Securities Exchange Agreement as of the date first written above.

PUBCO:

OMNI SHRIMP, INC.,
a Nevada corporation

By: ________________________
Name: Colm Wrynn
Title: Chief Executive Officer

R2:

R SQUARED TECHNOLOGIES, INC.,
a Delaware corporation

By: ________________________
Name: William Robinson
Title: President

SHAREHOLDER:

For natural persons:

Jonathan Denker
____
Name: JONATHAN DENKER

For non-natural persons:

____
Name of Entity

By: ________________________
Name:
Title:

For all Shareholders:

Address: 142 MONTROSE
ST. SIMONS ISLAND, GA 31522

Email: JDENKER14@COMCAST.NET
Facsimile:

IN WITNESS WHEREOF, the parties have executed this Securities Exchange Agreement as of the date first written above.

PUBCO:

OMNI SHRIMP, INC.,
a Nevada corporation

By:

____

Name: Colm Wrynn
Title: Chief Executive Officer

R2:

R SQUARED TECHNOLOGIES, INC.,
a Delaware corporation

By:

____

Name: William Robinson
Title: President

SHAREHOLDER:

For natural persons:

____

Name:

For non-natural persons:

Damare Trust II
Name of Entity

By: Robert Damaré

Name: Robert Damaré
Title: Trustee, Damare Trust II

For all Shareholders:

Address: Damare Trust II
178 Islander Drive
Slidell, LA 70458
Email: RobDamare@bellsouth.net
Facsimile: NA
Cell Phone: 504-250-5608

38

IN WITNESS WHEREOF, the parties have executed this Securities Exchange Agreement as of the date first written above.

PUBCO:

OMNI SHRIMP, INC.,
a Nevada corporation

By:

____
Name: Colm Wrynn
Title: Chief Executive Officer

R2:

R SQUARED TECHNOLOGIES, INC.,
a Delaware corporation

By:

____
Name: William Robinson
Title: President

SHAREHOLDER:

For natural persons:

____
Name:

For non-natural persons:

COSTIN DEVELOPMENT CORPORATION
Name of Entity

By: [signature]
Name: LEONARD COSTIN
Title: PRESIDENT

For all Shareholders:

Address: 167 CESSNA DRIVE
PORT ST. JOE, FL 32456

Email: LEONARD@LCOSTIN.COM
Facsimile: 850-227-9462

IN WITNESS WHEREOF, the parties have executed this Securities Exchange Agreement as of the date first written above.

PUBCO:

OMNI SHRIMP, INC.,
a Nevada corporation

By:

____
Name: Colm Wrynn
Title: Chief Executive Officer

R2:

R SQUARED TECHNOLOGIES, INC.,
a Delaware corporation

By:

____
Name: William Robinson
Title: President

SHAREHOLDER:

For natural persons:

____
Name:

For non-natural persons:

Thomas Prasil Trust U/A/D 11-26-2003
Name of Entity

By: [signature]
Name: Thomas Prasil
Title: Trustee

For all Shareholders:

Address: 3935 E San Miguel
Paradise Valley, AZ 85253

Email: sprasil@aol.com
Facsimile:

IN WITNESS WHEREOF, the parties have executed this Securities Exchange Agreement as of the date first written above.

PUBCO:

OMNI SHRIMP, INC.,
a Nevada corporation

By:

____
Name: Colm Wrynn
Title: Chief Executive Officer

R2:

R SQUARED TECHNOLOGIES, INC.,
a Delaware corporation

By:

____
Name: William Robinson
Title: President

SHAREHOLDER:

For natural persons:

[signature]
Name: John Onstott

For non-natural persons:

____
Name of Entity

By: __________________________
Name:
Title:

For all Shareholders:

Address: P.O. Box 2349
Colorado Springs, CO 80901

Email: onstott@highlandcommercial.com
Facsimile:

IN WITNESS WHEREOF, the parties have executed this Securities Exchange Agreement as of the date first written above.

PUBCO:

OMNI SHRIMP, INC.,
a Nevada corporation

By:

____
Name: Colm Wrynn
Title: Chief Executive Officer

R2:

R SQUARED TECHNOLOGIES, INC.,
a Delaware corporation

By:

____
Name: William Robinson
Title: President

SHAREHOLDER:

For natural persons:

____
Name:

For non-natural persons:

GOLDBRUSH INC
Name of Entity

By: [signature]
Name: ANTHONY PIZZI
Title: PRESIDENT

For all Shareholders:

Address: 22 PROPOSE RD
SHIRLEY NY 11967

Email: GOLDBRUSH2131@YAHOO.COM
Facsimile:

IN WITNESS WHEREOF, the parties have executed this Securities Exchange Agreement as of the date first written above.

PUBCO:

OMNI SHRIMP, INC.,
a Nevada corporation

By:

____
Name: Colm Wrynn
Title: Chief Executive Officer

R2:

R SQUARED TECHNOLOGIES, INC.,
a Delaware corporation

By:

____
Name: William Robinson
Title: President

SHAREHOLDER:

For natural persons:
CHARLES and NITA ADAMS'
[signature] Nita Adams
Name:

For non-natural persons:

____
Name of Entity

By: __________________________
Name:
Title:

For all Shareholders:

Address: 1612 RIDGE DR.
REDDING, CA 96001
530) 247-1319
adamsredding78@gmail.com

38

IN WITNESS WHEREOF, the parties have executed this Securities Exchange Agreement as of the date first written above.

PUBCO:

OMNI SHRIMP, INC.,
a Nevada corporation

By:

____
Name: Colm Wrynn
Title: Chief Executive Officer

R2:

R SQUARED TECHNOLOGIES, INC.,
a Delaware corporation

By:

____
Name: William Robinson
Title: President

SHAREHOLDER:

For natural persons:

____
Name:

For non-natural persons:

Rinvest Securities Inc
Name of Entity

By: ______________________________
Name: Ron Kalfon
Title: Director

For all Shareholders:

Address: N1836 Suite A376
Nassau, Bahamas

Email: Rinvestsecuritiesinc@yahoo.co.uk
Facsimile:

IN WITNESS WHEREOF, the parties have executed this Securities Exchange Agreement as of the date first written above.

PUBCO:

OMNI SHRIMP, INC.,
a Nevada corporation

By:

____
Name: Colm Wrynn
Title: Chief Executive Officer

R2:

R SQUARED TECHNOLOGIES, INC.,
a Delaware corporation

By:

____
Name: William Robinson
Title: President

SHAREHOLDER:

For natural persons:

____
Name:

For non-natural persons:

Potomac Petroleum Company
Name of Entity

By: [signature]
Name: SAM P. DANIEL III
Title: President

For all Shareholders:

Address: 1756 So Utica
TULSA, Oklahoma 74104

Email: Sam.daniel@samdaniellaw.com
Facsimile: (918) 749-9023

IN WITNESS WHEREOF, the parties have executed this Securities Exchange Agreement as of the date first written above.

PUBCO:

OMNI SHRIMP, INC.,
a Nevada corporation

By:

____
Name: Colm Wrynn
Title: Chief Executive Officer

R2:

R SQUARED TECHNOLOGIES, INC.,
a Delaware corporation

By:

____
Name: William Robinson
Title: President

SHAREHOLDER:

For natural persons:

____
Name:

For non-natural persons:

Paisley Holdings LLC
Name of Entity

By: [signature]
Name: Duyen Pham
Title: Manager

For all Shareholders:

Address: 3839 McKinney Ave, #155-730
Dallas TX 75204

Email:
Facsimile:

IN WITNESS WHEREOF, the parties have executed this Securities Exchange Agreement as of the date first written above.

PUBCO:

OMNI SHRIMP, INC.,
a Nevada corporation

By:

____
Name: Colm Wrynn
Title: Chief Executive Officer

R2:

R SQUARED TECHNOLOGIES, INC.,
a Delaware corporation

By:

____
Name: William Robinson
Title: President

SHAREHOLDER:

For natural persons:

____
Name: Keith Markowitz

For non-natural persons:

____
Name of Entity

By: __________________________
Name:
Title:

For all Shareholders:

Address: 11 E 44th St, 19th Fl.

Email:
Facsimile: 212 986-2399

IN WITNESS WHEREOF, the parties have executed this Securities Exchange Agreement as of the date first written above.

PUBCO:

OMNI SHRIMP, INC.,
a Nevada corporation

By:

____
Name: Colm Wrynn
Title: Chief Executive Officer

R2:

R SQUARED TECHNOLOGIES, INC.,
a Delaware corporation

By:

____
Name: William Robinson
Title: President

SHAREHOLDER:

For natural persons:

____
Name: Andrew W. Schonzeit

For non-natural persons:

____
Name of Entity

By: ______________________________
Name:
Title:

For all Shareholders:

Address:

Email:
Facsimile:

IN WITNESS WHEREOF, the parties have executed this Securities Exchange Agreement as of the date first written above.

PUBCO:

OMNI SHRIMP, INC.,
a Nevada corporation

By:

____
Name: Colm Wrynn
Title: Chief Executive Officer

R2:

R SQUARED TECHNOLOGIES, INC.,
a Delaware corporation

By:

____
Name: William Robinson
Title: President

SHAREHOLDER:

For natural persons:

____
Name:

For non-natural persons:

____
Name of Entity

By: __________________________
Name:
Title:

For all Shareholders:

Address: P.O. Box 403303
Miami Beach, Fl 33140
Email: robbie490@aol.com
Facsimile:

IN WITNESS WHEREOF, the parties have executed this Securities Exchange Agreement as of the date first written above.

PUBCO:

OMNI SHRIMP, INC.,
a Nevada corporation

By:

____

Name: Colm Wrynn
Title: Chief Executive Officer

R2:

R SQUARED TECHNOLOGIES, INC.,
a Delaware corporation

By:

____

Name: William Robinson
Title: President

SHAREHOLDER:

For natural persons:

____

Name:

For non-natural persons:

Chase Financing Inc. Profit Sharing & 401K Plan
Name of Entity

By: [signature] - Trustee
Name:
Title:

For all Shareholders:

Address: P.O. Box 403303
Miami Beach, Fl 33140

Email:
Facsimile:

IN WITNESS WHEREOF, the parties have executed this Securities Exchange Agreement as of the date first written above.

PUBCO:

OMNI SHRIMP, INC.,
a Nevada corporation

By:

____
Name: Colm Wrynn
Title: Chief Executive Officer

R2:

R SQUARED TECHNOLOGIES, INC.,
a Delaware corporation

By:

____
Name: William Robinson
Title: President

SHAREHOLDER:

For natural persons:

____
Name:

For non-natural persons:

Chase Financing Inc
Name of Entity

By: [signature] - President
Name:
Title:

For all Shareholders:

Address: P.O. Box 403303
Miami Beach, Fl 33140

Email:
Facsimile:

IN WITNESS WHEREOF, the parties have executed this Securities Exchange Agreement as of the date first written above.

PUBCO:

OMNI SHRIMP, INC.,
a Nevada corporation

By:

____
Name: Colm Wrynn
Title: Chief Executive Officer

R2:

R SQUARED TECHNOLOGIES, INC.,
a Delaware corporation

By:

____
Name: William Robinson
Title: President

SHAREHOLDER:

For natural persons:

____
Name:

For non-natural persons:

R Herskowitz 2011 Irrevocable Trust
Name of Entity

By: [signature] - family Trustee
Name:
Title:

For all Shareholders:

Address:

Email:
Facsimile:

IN WITNESS WHEREOF, the parties have executed this Securities Exchange Agreement as of the date first written above.

PUBCO:

OMNI SHRIMP, INC.,
a Nevada corporation

By: ______________________________
Name: Colm Wrynn
Title: Chief Executive Officer

R2:

R SQUARED TECHNOLOGIES, INC.,
a Delaware corporation

By: ______________________________
Name: William Robinson
Title: President

SHAREHOLDER:

For natural persons:

____
Name:

For non-natural persons:

ALPHA CAPITAL ANSTALT
Name of Entity

By: ______________________________
Name: Konrad Ackermann
Title: Director

For all Shareholders:

Address:

Email:
Facsimile:

ANNEX A

Definition of Accredited Investor

The securities will only be sold to investors who represent in writing in the Securities Purchase Agreement that they are accredited investors, as defined in Regulation D, Rule 501 under the Act which definition is set forth below:

1.                  A natural person whose net worth, or joint net worth with spouse, at the time of purchase exceeds

$1 million (excluding principal residence); or

2.                  A natural person whose individual gross income exceeded $200,000 or whose joint income with that person’s spouse exceeded $300,000 in each of the last two years, and who reasonably expects to exceed such income level in the current year; or

3.                  A trust with total assets in excess of $5 million, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person described in Regulation D; or

4.	A director or executive officer of the Company; or

5.	The investor is an entity, all of the owners of which are accredited investors; or

6.                  (a) bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, (b) any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, (c) an insurance Company as defined in Section 2(13) of the Act, (d) an investment Company registered under the Investment Company Act of 1940 or a business development Company as defined in Section 2(a)(48) of such Act, (e) a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (f) an employee benefit plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, if such plan has total assets in excess of $5 million, (g) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Securities Act of 1974, and the employee benefit plan has assets in excess of $5 million, or the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, that is either a bank, savings and loan institution, insurance Company, or registered investment advisor, or, if a self-directed plan, with an investment decisions made solely by persons that are accredited investors,

(h)  a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, or (i) an organization described in Section 501(c)(3) of the Internal Revenue code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with assets in excess of $5 million.

ANNEX B

Shareholders Representative

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Securities Exchange Agreement to which this Annex B is attached (the “Agreement”).

Section 1.01 Appointment of Series F Shareholders Representative; Power and Authority.

(a)      By virtue of the execution of the Agreement, each Shareholder whose R2 Shares are being exchanged for Series F Preferred Stock in the Acquisition (each, an “Appointing Shareholder”), hereby irrevocably agrees, constitutes and appoints Crescent Saints Holdings, LLC (the “Shareholders Representative”), and by its execution of the Agreement Crescent Saints Holdings, LLC accepts such appointment, as the true, exclusive and lawful agent and attorney-in-fact of each Appointing Shareholder:

(i)   to have the right, power and authority to perform all actions (or refrain from taking any actions) the Shareholders Representative shall deem necessary, appropriate or advisable in connection with, or related to, the Agreement and the transactions contemplated thereby (the “Transactions”), (ii) to act in the name, place and stead of each Appointing Shareholder in connection with the Transactions, in accordance with the terms and provisions of the Agreement, and (iii) to do or refrain from doing all such further acts and things, and to execute all such documents as the Shareholders Representative shall deem necessary or appropriate in connection with the Transactions (including any Transaction Document). This power of attorney is coupled with an interest and is irrevocable. All actions, decisions and instructions of the Shareholders Representative shall be conclusive and binding upon each Appointing Shareholder. Each Appointing Shareholder acknowledges and agrees that upon execution of the Agreement, upon any delivery by the Shareholders Representative of any waiver, amendment, agreement, certificate or other document executed by the Shareholders Representative, such Appointing Shareholder shall be bound by such documents as fully as if such Appointing Shareholder had executed and delivered such documents.

(b)      Without derogating from the generality of the foregoing, as of the date hereof the Shareholders Representative shall have the right, power and authority to:

(1)                              act for each Appointing Shareholder with regard to all matters set forth in the Agreement and the other Transaction Documents;

(2)                              execute and deliver all amendments, waivers, ancillary agreements, share powers, certificates and documents that the Shareholders Representative deems necessary or appropriate in connection with the consummation of the Transactions;

(3)                              do or refrain from doing any further act or deed on behalf of each Appointing Shareholder that the Shareholders Representative deems necessary or appropriate in his sole discretion relating to the subject matter of the Agreement and the other Transaction Documents as fully and completely as the Appointing Shareholder could do if personally present;

(4)                              deliver and receive all notices or other communications or documents given or to be given to or from an Appointing Shareholder pursuant to the Agreement and the other Transaction Documents;

(5)                              agree to any modification or amendment of, or supplements to, or waiver relating to the Agreement and the other Transaction Documents (provide the same applies equally to all Appointing

Shareholders) and execute and deliver an agreement of such modification, amendment, supplement or waiver; and

(6)                              take all such other actions as the Shareholders Representative may deem necessary, appropriate or advisable to carry out the intents and purposes of this Annex B, in each case without having to seek or obtain the consent of any Appointing Shareholder under any circumstance.

(c)      The Shareholders Representative may be removed or replaced from time to time by the Appointing Shareholders holding at least a majority of the R2 Shares held by the Appointing Shareholders (including those held by the then existing Shareholders Representative) as of immediately prior to the Closing. Any new or successor Shareholders Representative appointed as aforesaid shall be deemed for all purposes as an agent under this Annex B having the powers and authorities set forth herein.

(d)      The Shareholders Representative may resign at any time on written notice to the Appointing Shareholders of such decision to resign.

(e)      No bond shall be required of the Shareholders Representative and the Shareholders Representative shall not receive compensation for service in such capacity.

(f)       Any notice or communication given or received by, and any decision, action, failure to act within a designated period of time, agreement, consent, or instruction of, the Shareholders Representative shall constitute a notice or communication to or by, or a decision, action, failure to act within a designated period of time, agreement, consent, or instruction of the Appointing Shareholders and shall be final, binding and conclusive upon the Appointing Shareholders. All persons may conclusively and absolutely rely, without inquiry, upon any notice, communication, decision, action, failure to act within a designated period of time, agreement, consent or instruction of the Shareholders Representative in all matters referred to herein.

Section 1.02 Liability.

Each Appointing Shareholder hereby releases the Shareholders Representative from any and all liability arising out of or in connection with the acceptance or administration of the Shareholders Representative’s duties hereunder or any action taken or not taken by him in his capacity as such agent (including the legal costs and expenses of defending the Shareholders Representative against any claim or liability (and all actions, claims, proceedings and investigations in respect thereof) in connection with, caused by or arising out of, directly or indirectly, the performance of the Shareholders Representative’s duties hereunder), except for the liability of the Shareholders Representative to an Appointing Shareholder for losses which such holder may suffer from gross negligence, willful misconduct or a fraud of the Shareholders Representative in carrying out the Shareholders Representative’s duties hereunder. In all questions arising under this Agreement, the Shareholders Representative may rely on the advice of counsel, and the Shareholders Representative will not be liable to any Appointing Shareholder for anything done, omitted or suffered by the Shareholders Representative based on such advice.